SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 2, 2004
                                                 ---------------------



                          CATALYST SEMICONDUCTOR, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



          0-21488                                77-0083129
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 (Commission File Number)           (I.R.S. Employer Identification No.)




         1250 Borregas Avenue, Sunnyvale, California                 94089
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         (Address of Principal Executive Offices)                 (Zip Code)




                                 (408) 542-1000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02.  Results of Operations and Financial Condition.


     On December 2, 2004, Catalyst Semiconductor, Inc. issued a press release announcing its financial results for its second fiscal quarter ended October 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be specifically set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.
(c)      Exhibits


          Exhibit                        Description
         ---------                       -----------
           99.1              Press Release of Catalyst Semiconductor, Inc.
                             dated December 2, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2004

            CATALYST SEMICONDUCTOR, INC.


            By:  /s/ Gelu Voicu
                -------------------------------------------
                 Gelu Voicu
                 President and Chief Executive Officer


            By:  /s/ Thomas E. Gay III
                -------------------------------------------
                 Thomas E. Gay III
                 Vice President, Finance and Administration
                 and Chief Financial Officer

                          CATALYST SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS






          Exhibit                       Description
          -------                       -----------
           99.1              Press Release of Catalyst Semiconductor, Inc.
                             dated December 2, 2004.